UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)	77027 (Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

     Exhibit 99.1 Press Release dated April 21, 2003.

Item 9. Regulation FD Disclosure.

On April 21, 2003 Southwest Bancorporation of Texas, Inc. issued a press release reporting its earnings results for the first quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit. The information contained in this report is being furnished pursuant to Item 12 under Item 9 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.

Dated: April 22, 2003	By:	/s/ JOHN MCWHORTER R. John McWhorter Senior Vice President and Controller

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INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated April 21, 2003.

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